PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Premier State Municipal Bond Fund-Maryland Series for the six-month period ended October 31, 1997 as shown in the following table:

                                                                                                   Annualized
                                                                    Total Return*             Distribution Rate**
                                                                    ___________                ________________
           Class A Shares.........................                      6.42%                        4.86%
           Class B Shares.........................                      6.14%                        4.57%
           Class C Shares.........................                      6.00%                        4.32%

Economic Review
    With the level of inflation as low as it has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (the "GDP")-the dollar total of all goods and services produced in the United States-has grown in excess of 3% for each of the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy, since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (the "FOMC"), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997, when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time, and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
    In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price Index (a measure of the average change in the prices paid by urban consumers for a fixed market basket of goods and services) and the Producer Price Index (a measure of the average change in the prices of all commodities at all stages of processing produced for sale in primary markets in the U.S.). The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a low level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman
Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.
Market Environment
     The supply of new issues in Maryland has been rather modest over the last year, but whenever a large or small issue has been attractively priced, the Fund has participated in those new issues. On the other hand, demand has remained quite strong because secondary supply is usually very low. Hence, the Fund was able to slowly sell bonds which had achieved our price goals. When the municipal bond markets become weak, the secondary supply of Maryland issues usually increases because national bond funds will sell Maryland issues when they need to raise cash. Thus, the Fund has been able to purchase undervalued Maryland issues in the secondary markets. The Fund intends to continue to purchase both primary and secondary issues that represent value when they become available.
     Municipals have gone from being fairly valued to currently being very cheap when compared to the U. S. Government bond market, because municipal supply increased as the bond yields declined. This trend is especially true of the long-maturity bonds, where the bulk of new issue supply has traditionally been issued. Supply normally declines as we approach the end of the year, while demand should increase because of heavy interest payments and bond maturities on January 1, 1998. Municipals should then have a good chance of outperforming the Treasury market.
The Portfolio
     Interest rates were fairly low in late 1996 and early 1997, so the Fund maintained a defensive posture and purchased modest premium bonds which were expected to perform well in a declining market. In the spring of 1997, when interest rates rose, the Fund reversed its strategy and purchased deep discount securities with short calls and higher yields. These bonds represented excellent value because they were out of favor with many institutional fund managers, and were purchased at a substantial discount when compared to the rest of the municipal market. By June of 1997, interest rates had fallen and the Fund's strategy reverted back to buying bonds at a moderate premium. This strategy has remained in place with the exception of an occasional purchase of a deep discount with an attractive yield.
     The Fund is constantly selling bonds priced at modest discounts which have achieved our price objective and are yielding a low return. Certain types of investors tend to favor this type of bond, so the Fund can frequently take advantage of this situation. Since the Fund is either buying discounts or premiums at attractive yields, it can afford to sell these issues when they become slight discounts because they have achieved our performance goals.
     Lower-rated issues remain very expensive when compared to higher-rated securities. The Fund continues to take advantage of this tight spread relationship by favoring higher-rated securities which are traditionally more liquid. This strategy will give the Fund more flexibility to react to a weak market which can experience liquidity constraints.
     The Fund's Class A shares had a six-month total return on October 31, 1997 of 6.41%, which compares favorably to the Lipper Maryland Municipal Bond average of 5.97%.*** Because the Fund positioned itself defensively in late 1996 when interest rates were low, it was able to take advantage of the declining market that occurred in the spring of 1997 by purchasing issues which were undervalued.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***The Lipper Maryland Municipal Bond average reflects the reinvestment of dividends and capital gains distributions. The Lipper average does not include the effect of applicable sales loads.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF INVESTMENTS                                                                          OCTOBER 31, 1997 (UNAUDITED)
                                                                                                 Principal
Long-Term Municipal Investments-99.7%                                                               Amount          Value
                                                                                                 _____________  _____________
Maryland-78.5%
Baltimore:
  7%, 10/15/2007 (Insured; MBIA)............................................                    $    1,500,000  $   1,787,580
  7.15%, 10/15/2008.........................................................                         1,275,000      1,531,313
  Mortgage Revenue, Refunding (Tindeco Wharf Project)
    6.60%, 12/20/2024 (Collateralized; GNMA)................................                         4,250,000      4,518,727
  Port Facilities Revenue (Consolidated Coal Sales) 6.50%, 12/1/2010........                         9,740,000     10,691,014
Baltimore City Housing Corp., MFHR, Refunding
  7.25%, 7/1/2023 (Collateralized; FNMA)....................................                         3,185,000      3,286,347
Baltimore County, PCR, Refunding (Bethlehem Steel Corp. Project):
  7.50%, 6/1/2015...........................................................                         5,750,000      6,342,193
  7.55%, 6/1/2017...........................................................                         2,640,000      2,919,022
Gaithersburg, Hospital Facilities Improvement Revenue, Refunding (Shady
Grove)
  6.50%, 9/1/2012 (Insured; FSA)............................................                        10,000,000     11,597,100
Howard County:
  COP 8.15%, 2/15/2020......................................................                           605,000        842,571
  EDR, Refunding (M.O.R. XIV Associates Project) 7.75%, 6/1/2012............                         2,500,000      2,589,875
Howard County Metropolitan District 6.125%, 5/15/2023.......................                         2,000,000      2,171,220
Kent County, College Revenue, Refunding (Washington College Project)
  7.70%, 7/1/2018...........................................................                         1,750,000      1,878,047
Maryland Community Development Administration,
  Department of Housing and Community Development:
    Housing Revenue 5.75%, 7/1/2039 (Collateralized; GNMA)..................                           500,000        500,795
    MFHR:
      6.50%, 5/15/2013......................................................                         3,000,000      3,175,440
      8.875%, 5/15/2021.....................................................                            15,000         15,086
      7.30%, 5/15/2023......................................................                         2,205,000      2,324,379
      6.85%, 5/15/2033......................................................                         5,000,000      5,284,950
      6.70%, 5/15/2036 (Insured; FHA).......................................                         7,710,000      8,206,832
    Single Family Program:
      7.40%, 4/1/2009.......................................................                         1,000,000      1,042,840
      6.95%, 4/1/2011.......................................................                         5,330,000      5,652,572
      7.70%, 4/1/2015.......................................................                         3,195,000      3,351,523
      6.55%, 4/1/2026.......................................................                         7,420,000      7,857,632
      6.75%, 4/1/2026.......................................................                         3,645,000      3,897,817
      7.375%, 4/1/2026......................................................                         2,000,000      2,076,520
      Zero Coupon, 4/1/2029.................................................                        85,075,000      7,143,748
      7.625%, 4/1/2029......................................................                         6,870,000      7,137,724
      7.45%, 4/1/2032.......................................................                         5,910,000      6,250,416
Maryland Economic Development Corp., Revenue
  (Health and Mental Hygiene Providers Facilities Acquisition Program):
    8.375%, 3/1/2013........................................................                         4,300,000      4,681,668
    8.75%, 3/1/2017.........................................................                         5,050,000      5,496,218

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                          OCTOBER 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investment (continued)                                                           Amount          Value
                                                                                                ______________   ____________
Maryland (continued)
Maryland Health and Higher Educational Facilities Authority, Revenue:
  (Frederick Memorial Hospital) 5%, 7/1/2023 (Insured; FGIC)................                    $    2,870,000  $   2,757,553
  (Refunding-Doctors Community Hospital) 5.50%, 7/1/2024....................                         4,735,000      4,592,950
  (Refunding-Howard County General Hospital) 5.50%, 7/1/2025................                         2,000,000      1,967,720
  (Refunding-Johns Hopkins) 5%, 7/1/2023....................................                        10,895,000     10,512,586
  (Refunding-Memorial Hospital of Cumberland) 6.50%, 7/1/2017 (Insured; MBIA)                        2,000,000      2,166,420
  (Refunding-Roland Park Project) 7.75%, 7/1/2012...........................                         2,230,000      2,344,577
  (Refunding-University of Maryland Medical Systems) 5%, 7/1/2020 (Insured; FGIC)                   10,825,000     10,426,315
  (Union Hospital of Cecil County) 6.70%, 7/1/2009..........................                         2,320,000      2,555,271
  (University of Maryland Medical Systems) 7%, 7/1/2022 (Insured; FGIC).....                         4,500,000      5,574,555
Maryland Industrial Development Financing Authority, EDR
  (Medical Waste Association) 8.75%, 11/15/2010.............................                           740,000        750,730
Maryland Local Government Insurance Trust, Capitalization Program, COP
  7.125%, 8/1/2009..........................................................                         3,250,000      3,552,153
Maryland Stadium Authority, Sports Facility LR:
  7.60%, 12/15/2019.........................................................                         5,250,000      5,686,695
  5.80%, 3/1/2026 (Insured; AMBAC)..........................................                         3,500,000      3,642,940
Montgomery County Housing Opportunities Commission, Revenue:
  Multi-Family Mortgage:
    7.05%, 7/1/2032.........................................................                         2,485,000      2,626,372
    7.375%, 7/1/2032........................................................                         2,140,000      2,229,366
  Single Family Mortgage:
    7.375%, 7/1/2017........................................................                         1,805,000      1,889,005
    6.625%, 7/1/2026........................................................                         1,015,000      1,077,737
Northeast Waste Disposal Authority, Solid Waste Revenue
  (Montgomery County Resource Recovery Project):
    6%, 7/1/2008............................................................                         2,690,000      2,904,312
    6.20%, 7/1/2010.........................................................                        12,385,000     13,126,738
    6.30%, 7/1/2016.........................................................                        12,495,000     13,256,570
Prince Georges County, Refunding
  Consolidated Public Improvement, 6.75%, 7/1/2010..........................                         1,170,000      1,292,944
  Revenue (Dimensions Health Corp.) 5.30%, 7/1/2024.........................                         4,000,000      3,937,960
Prince Georges County Housing Authority:
  Mortgage Revenue:
    (Langley Gardens Apartment Project) 5.75%, 8/20/2029 (Collateralized; GNMA)                      1,000,000      1,010,750
    (Refunding-New Keystone Apartment Project) 6.80%, 7/1/2025 (Insured: FHA & MBIA)                 4,300,000      4,578,769
    (Refunding-Riverview Terrace) 6.70%, 6/20/2020 (Collateralized; GNMA)...                         2,000,000      2,160,900
    (Refunding-Stevenson Apartments Project) 6.35%, 7/20/2020 (Collateralized; GNMA)                 3,000,000      3,149,940
  SFMR:
    6.60%, 12/1/2025 (Collateralized: FNMA & GNMA)..........................                         4,660,000      4,905,768
    5.75%, 8/1/2026 (Collateralized: FNMA & GNMA)...........................                         5,000,000      5,050,550

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                       OCTOBER 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investment (continued)                                                           Amount          Value
                                                                                                ______________   ____________
U. S. Related-21.2%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                     $  10,000,000  $  10,854,600
Puerto Rico Commonwealth:
  5.85%, 7/1/2009...........................................................                         5,000,000      5,253,300
  6.50%, 7/1/2023...........................................................                         1,000,000      1,103,250
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Revenue, Refunding
  5%, 7/1/2019..............................................................                        15,870,000     15,180,925
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue:
  5.40%, 7/1/2006 (Insured; FSA)............................................                         4,000,000      4,212,160
  5.50%, 7/1/2026...........................................................                         8,500,000      8,526,520
  5.50%, 7/1/2026 (Insured; MBIA)...........................................                         1,000,000      1,011,990
  Refunding 5%, 7/1/2022 (Insured; MBIA)....................................                         5,080,000      4,918,761
Puerto Rico Electric Power Authority, Power Revenue:
  5.50%, 7/1/2020...........................................................                         2,600,000      2,601,222
  6.375%, 7/1/2024..........................................................                         8,275,000      9,081,233
  5.50%, 7/1/2025 (Insured; MBIA)...........................................                         3,000,000      3,025,890
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $291,244,621)...................                                     $309,749,166
                                                                                                                =============
Short-Term Municipal Investments-.3%
Maryland;
Northeast Waste Disposal Authority, RRR, Refunding, VRDN
  (Harford County Resource) 3.50% (Insured; AMBAC) (a) (cost $925,000)......                   $       925,000  $     925,000
                                                                                                                =============
TOTAL INVESTMENTS-100.0% (cost $292,169,621)................................                                     $310,674,166
                                                                                                                =============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FHA           Federal Housing Administration                     PCR     Pollution Control Revenue
FNMA          Federal National Mortgage Association              RRR     Resources Recovery Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (b)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       __________________          ____________________
AAA                                Aaa                            AAA                               25.7%
AA                                 Aa                             AA                                30.9
A                                  A                              A                                 24.2
BBB                                Baa                            BBB                               10.8
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                            .3
Not Rated (c)                      Not Rated (c)                  Not Rated (c)                      8.1
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Fitch currently provides creditworthiness information for a limited number of investments.
    (c) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (d) At October 31, 1997, the Fund had $100,402,505 (31.8% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                  OCTOBER 31, 1997 (UNAUDITED)
                                                                                                  Cost             Value
                                                                                             _____________     _____________
ASSETS:                          Investments in securities-See Statement of Investments       $292,169,621      $310,674,166
                                 Interest receivable........................                                       5,332,371
                                 Receivable for investment securities sold..                                         198,389
                                 Receivable for shares of Beneficial Interest subscribed                              79,438
                                 Prepaid expenses...........................                                           4,554
                                                                                                               _____________
                                                                                                                 316,288,918
                                                                                                               _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       155,660
                                 Due to Distributor.........................                                          87,283
                                 Payable for shares of Beneficial Interest redeemed                                  695,952
                                 Cash overdraft due to Custodian............                                          22,952
                                 Accrued expenses...........................                                          33,397
                                                                                                               _____________
                                                                                                                     995,244
                                                                                                               _____________
NET ASSETS..................................................................                                    $315,293,674
                                                                                                               =============
REPRESENTED BY:                  Paid-in capital............................                                    $293,142,074
                                 Accumulated net realized gain (loss) on investments                               3,647,055
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 4......................                                      18,504,545
                                                                                                               _____________
NET ASSETS..................................................................                                    $315,293,674
                                                                                                               =============

                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                                Class A          Class B         Class C
                                                                            _____________    _____________     _____________
Net Assets..................................................                 $267,314,941    $  47,251,093   $       727,640
Shares Outstanding..........................................                   20,297,614        3,587,392            55,210
NET ASSET VALUE PER SHARE...................................                       $13.17           $13.17            $13.18
                                                                                  =======          =======           =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $  9,629,712
EXPENSES:                        Management fee-Note 3(a)...................                 $     873,693
                                 Shareholder servicing costs-Note 3(c)......                       507,705
                                 Distribution fees-Note 3(b)................                       120,222
                                 Professional fees..........................                        25,789
                                 Custodian fees.............................                        15,999
                                 Prospectus and shareholders' reports.......                         8,505
                                 Registration fees..........................                         4,190
                                 Loan commitment fees-Note 2................                         2,254
                                 Trustees' fees and expenses-Note 3(d)......                         2,041
                                 Miscellaneous..............................                        10,066
                                                                                              ____________
                                     Total Expenses.........................                                         1,570,464
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                         8,059,248
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                  $  1,535,218
                                 Net unrealized appreciation (depreciation) on investments       9,826,147
                                                                                              ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        11,361,365
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $19,420,613
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Six Months Ended
                                                                                            October 31, 1997     Year Ended
                                                                                               (Unaudited)     April 30, 1997
                                                                                            ________________    ______________
OPERATIONS:
  Investment income-net....................................................                   $    8,059,248     $  16,635,167
  Net realized gain (loss) on investments..................................                        1,535,218         3,361,910
  Net unrealized appreciation (depreciation) on investments................                        9,826,147         1,226,032
                                                                                               _____________     _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations......                       19,420,613        21,223,109
                                                                                               _____________     _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................                       (6,954,910)      (14,573,442)
    Class B shares.........................................................                       (1,091,811)       (2,057,437)
    Class C shares.........................................................                          (12,527)           (4,288)
  Net realized gain on investments:
    Class A shares.........................................................                          ----           (3,655,383)
    Class B shares.........................................................                          ----             (581,957)
    Class C shares.........................................................                          ----                 (584)
                                                                                               _____________     _____________
      Total Dividends......................................................                       (8,059,248)      (20,873,091)
                                                                                               _____________     _____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                        3,733,979         9,339,601
    Class B shares.........................................................                        2,960,052         7,677,403
    Class C shares.........................................................                          499,010           172,500
  Dividends reinvested:
    Class A shares.........................................................                        4,379,260        11,942,183
    Class B shares.........................................................                          697,557         1,775,213
    Class C shares.........................................................                            7,261             4,210
  Cost of shares redeemed:
    Class A shares.........................................................                      (17,119,693)      (38,844,650)
    Class B shares.........................................................                       (3,414,858)       (5,310,474)
    Class C shares.........................................................                              (16)          ----
                                                                                               _____________     _____________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                     (8,257,448)      (13,244,014)
                                                                                               _____________     _____________
        Total Increase (Decrease) in Net Assets............................                        3,103,917       (12,893,996)
NET ASSETS:
  Beginning of Period......................................................                      312,189,757       325,083,753
                                                                                               _____________     _____________
  End of Period............................................................                     $315,293,674      $312,189,757
                                                                                               =============     =============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                             Shares
                                                                                           ___________________________________
                                                                                             Six Months Ended
                                                                                              October 31, 1997     Year Ended
                                                                                                (Unaudited)      April 30, 1997
                                                                                             ________________   ______________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................                       287,686           728,876
    Shares issued for dividends reinvested.................................                       335,747           932,487
    Shares redeemed........................................................                    (1,318,687)       (3,035,640)
                                                                                               __________        __________
                                       Net Increase (Decrease) in Shares Outstanding             (695,254)       (1,374,277)
                                                                                               ==========        ==========
    Class B
    ________
    Shares sold............................................................                       227,399           601,011
    Shares issued for dividends reinvested.................................                        53,479           138,596
    Shares redeemed........................................................                      (261,595)         (415,927)
                                                                                               __________        __________
                                       Net Increase (Decrease) in Shares Outstanding               19,283           323,680
                                                                                               ==========        ==========
    Class C
    ________
    Shares sold............................................................                        38,727            13,506
    Shares issued for dividends reinvested.................................                           555               329
    Shares redeemed........................................................                            (1)              ---
                                                                                               __________        __________
                                       Net Increase (Decrease) in Shares Outstanding               39,281            13,835
                                                                                               ==========        ==========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Class A Shares
                                                     _________________________________________________________________________
                                                     Six Months Ended
                                                     October 31, 1997                 Year Ended April 30,
                                                                        ______________________________________________________
PER SHARE DATA:                                        (Unaudited)        1997        1996        1995        1994        1993
                                                         __________     _______     _______     _______     _______     _______
    Net asset value, beginning of period..                $12.70        $12.69      $12.54      $12.46      $13.02      $12.43
                                                         _______       _______     _______     _______     _______     _______
    Investment Operations:
    Investment income-net.................                   .34           .68         .67         .70         .73         .76
    Net realized and unrealized gain (loss)
      on investments......................                   .47           .18         .23         .08        (.53)        .68
                                                         _______       _______     _______     _______     _______     _______
    Total from Investment Operations......                   .81           .86         .90         .78         .20        1.44
                                                         _______       _______     _______     _______     _______     _______
    Distributions:
    Dividends from investment income-net..                  (.34)         (.68)       (.67)       (.70)       (.73)       (.76)
    Dividends from net realized gain on investments            -          (.17)       (.08)          -        (.03)       (.09)
                                                         _______       _______     _______     _______     _______     _______
    Total Distributions...................                  (.34)         (.85)       (.75)       (.70)       (.76)       (.85)
                                                         _______       _______     _______     _______     _______     _______
    Net asset value, end of period........                $13.17        $12.70      $12.69      $12.54      $12.46      $13.02
                                                         =======       =======     =======     =======     =======     =======
TOTAL INVESTMENT RETURN(1)................                 12.74%(2)      6.91%       7.24%       6.52%       1.33%      11.93%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .91%(2)       .90%        .90%        .90%        .80%        .69%
    Ratio of net investment income
      to average net assets...............                  5.15%(2)      5.29%       5.23%       5.69%       5.51%       5.93%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                     -             -           -         .01%        .10%        .22%
    Portfolio Turnover Rate...............                  4.76%(3)     43.63%      41.65%      35.39%      10.27%      17.92%
    Net Assets, end of period (000's Omitted)           $267,315      $266,658    $283,878    $301,834    $335,518    $337,307
____________________________
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Class B Shares
                                                     ________________________________________________________________________
                                                     Six Months Ended
                                                     October 31, 1997                 Year Ended April 30,
                                                                        _____________________________________________________
PER SHARE DATA:                                        (Unaudited)        1997        1996        1995        1994     1993(1)
                                                        __________     _______     _______     _______     _______    _______
    Net asset value, beginning of period..                $12.70        $12.69      $12.54      $12.46      $13.02     $12.64
                                                         _______       _______     _______     _______     _______    _______
    Investment Operations:
    Investment income-net.................                   .30           .61         .61         .63         .65        .20
    Net realized and unrealized gain (loss)
      on investments......................                   .47           .18         .23         .08        (.53)       .38
                                                         _______       _______     _______     _______     _______    _______
    Total from Investment Operations......                   .77           .79         .84         .71         .12        .58
                                                         _______       _______     _______     _______     _______    _______
    Distributions:
    Dividends from investment income-net..                  (.30)         (.61)       (.61)       (.63)       (.65)      (.20)
    Dividends from net realized gain on investments            -          (.17)       (.08)          -        (.03)         -
                                                         _______       _______     _______     _______     _______    _______
    Total Distributions...................                  (.30)         (.78)       (.69)       (.63)       (.68)       (.20)
                                                         _______       _______     _______     _______     _______    _______
    Net asset value, end of period........                $13.17       $ 12.70      $12.69      $12.54      $12.46     $13.02
                                                         =======       =======     =======     =======     =======    =======
TOTAL INVESTMENT RETURN(2)................                 12.18%(3)      6.34%       6.66%       5.94%        .75%     15.74% (3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 1.43%(3)      1.43%       1.43%       1.44%       1.37%      1.09% (3)
    Ratio of net investment income
      to average net assets...............                  4.62%(3)      4.75%       4.68%       5.13%       4.82%      4.55% (3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                     -             -           -         .01%        .08%       .12% (3)
    Portfolio Turnover Rate...............                  4.76%(4)     43.63%      41.65%      35.39%      10.27%     17.92%
    Net Assets, end of period (000's Omitted)            $47,251       $45,329     $41,179     $35,090     $30,527     $5,931
________________________________
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Class C Shares
                                                                         _____________________________________________
                                                                          Six Months Ended
                                                                          October 31, 1997        Year Ended April 30,
                                                                                                 _____________________
PER SHARE DATA:                                                             (Unaudited)            1997          1996(1)
                                                                            __________           ______        ______
    Net asset value, beginning of period.......................               $12.71             $12.69        $12.67
                                                                              ______             ______        ______
    Investment Operations:
    Investment income-net......................................                  .29                .58           .41
    Net realized and unrealized gain (loss)
      on investments...........................................                  .47                .19           .10
                                                                              ______             ______        ______
    Total from Investment Operations...........................                  .76                .77           .51
                                                                              ______             ______        ______
    Distributions:
    Dividends from investment income-net.......................                 (.29)              (.58)         (.41)
    Dividends from net realized gain on investments............                    -               (.17)         (.08)
                                                                              ______             ______        ______
    Total Distributions........................................                 (.29)              (.75)         (.49)
                                                                              ______             ______        ______
    Net asset value, end of period.............................              $13.18              $12.71        $12.69
                                                                              ======             ======        ======
TOTAL INVESTMENT RETURN(2).....................................                11.90%(3)           6.16%         5.57% (3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................                 1.66%(3)           1.64%         1.80% (3)
    Ratio of net investment income
      to average net assets....................................                 4.36%(3)           4.47%         4.59% (3)
    Portfolio Turnover Rate....................................                 4.76%(4)          43.63%        41.65%
    Net Assets, end of period (000's Omitted)..................                 $728               $202           $27
__________________________________
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series including the Maryland Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation
(the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,811 during the period ended October 31, 1997, from commissions earned on sales of the Fund's shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1997, the Fund was charged $118,069 and $2,153 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $337,381, $59,034 and $718 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $72,874 pursuant to the transfer agency agreement.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $14,678,102 and $23,635,142, respectively.
    At October 31, 1997, accumulated net unrealized appreciation on investments was $18,504,545, consisting of $19,696,036 gross unrealized appreciation and $1,191,491 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, MARYLAND SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                       052/616SA9710
Semi-Annual Report
Dreyfus Premier State
Municipal Bond Fund
Maryland Series
October 31, 1997
Registration Mark
[Dreyfus lion/2hres logo]